Exhibit 10.22

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”.

AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 4 TO THE AGREEMENT CONCERNING CARDIOLITE® AND TECHNELITE® GENERATOR SUPPLY, PRICING AND REBATES

This Amendment No. 4 (“Amendment”) to the Agreement Concerning Cardiolite® and Technelite® Generator Supply, Pricing and Rebates dated as of February 1, 2008 (as amended, the “Agreement”) is made by and between Lantheus Medical Imaging, Inc., with its principal place of business at 331 Treble Cove Road, North Billerica, Massachusetts 01862 (“Medical Imaging”), and United Pharmacy Partners, Inc., with its principal place of business at 5400 Laurel Springs Parkway, Suite 405, Suwanee, GA 30024 (“UPPI”), and is effective as of March 1, 2011 (the “Amendment Effective Date”).

RECITALS

WHEREAS, Medical Imaging and UPPI are parties to the Agreement and desire to further amend the Agreement, as provided herein;

NOW, THEREFORE, in consideration of the premises and agreements set forth in this Amendment and intending to be legally bound, Medical Imaging and UPPI hereby agree as follows:

AMENDMENT

1.               Section I. - Section I. Defined Terms is amended by deleting such section in its entirety and replacing therewith the following:

“I.  Defined Terms

A.                      Capitalized terms not otherwise defined herein shall have the meanings specified in the Standard Cardiolite® Terms.

B.                        “Agreements” means collectively the Agreement, Committed Pharmacy Agreements, the Individual Pharmacy Agreements, and the Standard Cardiolite® Terms, as in effect from time to time.

C.                        “Committed Member” means a Member or Member Radiopharmacy Family which commits to purchase Committed Volumes pursuant to a Committed Pharmacy Agreement, as described in Exhibit 1.

D.                       “Committed Pharmacy Agreements” means the agreements for Committed

Volumes, as in effect from time to time, between Medical Imaging and a Member or Member Radiopharmacy Family.

E.                         “Committed Volumes” means the **** minimum volumes of **** mutually agreed to, and set forth in, a Committed Pharmacy Agreement between Medical Imaging and a Member or Member Radiopharmacy Family. Such **** minimum volumes shall be established for each Member or Member Radiopharmacy Family based on **** volumes for such Member or Member Radiopharmacy Family or volume estimates appropriate for the time frame in which such Member or Member Radiopharmacy Family is expected to be a Committed Member.

F.                         “Good Standing” means the status of having obtained and retained all federal, state and local licenses and other requirements necessary for the lawful conduct of business as a commercial radiopharmacy.

G.                        “Individual Pharmacy Agreements” means the Cardiolite® License and Supply Agreements between Medical Imaging and a Member or Member Radiopharmacy Family.

H.                       “Member” means a Member of UPPI in Good Standing.

I.                            “Member Radiopharmacy Family” means **** (****) or more commercially established radiopharmacies in Good Standing and which are directly or indirectly Controlled by or under common Control with the same Member.

J.                           “Quarter” means a calendar quarter.

K.                       “Technelite® Generator Purchase Price” means the purchase price for Technelite® Generators set forth in Exhibit 1, attached hereto, as such price may be modified from time to time.

L.                         “Technelite® Generators” means technetium Tc99m generators sold under the trademark Technelite®.

M.                    “Technelite® Generator Unshipped Curies” means the number of curies that are not shipped if a Technelite® Generator order, accepted by Medical Imaging, is not filled as ordered resulting in no shipment or a shipment of fewer curies than originally specified on the order.

N.                       “**** Sestamibi Product” means ****.

O.                       “Uncommitted Member” means a Member or Member Radiopharmacy Family which does not commit to purchase minimum volumes of **** or fails to purchase such volumes on a **** basis, as described in Exhibit 1.

2.               Section II. A.  Section II. A, “Pricing”, is amended by deleting such section in its entirety and replacing therewith the following:

“II.       Sestamibi Product Supply and Pricing

A.         Pricing. Pursuant to Section 2.11 of the Standard Cardiolite® Terms, the Parties hereby agree that the current Exhibit I of the Standard Cardiolite® Terms is hereby amended as set forth in Exhibit 1 hereto.”

3.               Section II. B.  Section II. B, “Good Faith Negotiations”, is deleted in its entirety and replacing therewith “Reserved”.

4.               Section II. D.  Section II. D, “Administrative Fee”, is amended by deleting such section in its entirety and replacing therewith the following:

“D.                             Administrative Fee.  Commencing as of ****, Medical Imaging shall pay to UPPI an Administrative Fee in the amount of **** percent (****%) of the aggregate dollars billed in the immediately preceding **** for Sestamibi Product and Technelite® Generators by Medical Imaging to Members pursuant to this Agreement, provided that for the first payment hereunder the Administrative Fee will be payable only in connection with the aggregate dollars billed in **** pursuant to this Agreement.  The Administrative Fee will be paid no later than **** days after the close of any given **** during the Term of the Agreement.”

5.               Section III. B.  Section III. B, “Purchase Price”, is amended by deleting such section in its entirety and replacing therewith the following:

“B.                              Purchase Price.  The Parties agree that each Member shall pay to Medical Imaging the Technelite® Generator Purchase Price as set forth in Exhibit 1 for Technelite® Generators and agree to the terms set forth on Exhibit 1.  Such payment is due and payable as set forth in Medical Imaging’s invoices.  The Members will be responsible for any and all federal, state, county or municipal sales or use tax, healthcare tax, excise, customs charges, duties or similar charges, or any other tax assessment (other than that assessed against Medical Imaging’s income), license, fee or other charge lawfully assessed or charged on the sale, transportation, or other disposition of Technelite® Generators.”

6.  Section V.  Section V. (A) “Term; Termination” is amended by deleting such section in its entirety and replacing therewith the following:

“1.       The term of this Agreement (“Term”) shall commence on the Effective Date and shall expire upon the earlier of (i) December 31, 2012, or (ii) termination of the Agreement pursuant to Section V(A)(2) below.

2.         Medical Imaging may terminate this Agreement at any time upon not less than sixty (60) days’ written notice to UPPI, effective on such date as may be specified in such notice. All accrued but unpaid amounts due to Medical Imaging shall survive any expiration or termination of this Agreement.”

7.               Exhibit 1.  Exhibit 1 is amended by deleting such exhibit in its entirety and replacing therewith Exhibit 1 attached hereto.

8.               General.  Except as specifically modified hereby, the terms and provisions of the Agreement remain in full force and effect and otherwise unmodified.  This Amendment shall be effective from and after the Amendment Effective Date and is governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.  The Agreement, as amended hereby, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes any and all prior or contemporaneous agreements between the parties relating to the subject matter hereof (whether written or oral).  This Amendment may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which when executed is deemed to be an original but all of which when taken together shall constitute one and the same agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the date first set forth above.

UNITED PHARMACY PARTNERS, INC.		LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Perry Polsinelli	By:	/s/ Donald R. Kiepert, Jr.

Name:	Perry Polsinelli	Name:	Donald R. Kiepert, Jr.

Title:	President/CEO	Title:	President & CEO

Date:	March 8, 2011	Date:	March 9, 2011

Exhibit 1

NOTICE OF INCENTIVE PROGRAMS AND PRICING
FOR SESTAMIBI PRODUCT AND TECHNELITE® GENERATORS

Lantheus Medical Imaging, Inc. (“Medical Imaging”) is pleased to make the following Program for Sestamibi Product and Technelite® Generators available to all Members (each, a “Member”) of United Pharmacy Partners, Inc. (“UPPI”).  All capitalized terms used but not otherwise defined herein will have the meanings set forth in Schedule A.  The terms of this notice are confidential and are subject to the confidentiality provisions of Section 5.11 of your Standard Cardiolite® Terms.

I  Committed Members

A.	From **** through ****, each Committed Member shall pay Medical Imaging **** of $**** for Cardiolite®.

B.	From **** through ****, each Committed Member shall pay Medical Imaging **** of $**** for Cardiolite®.

C.	From **** through ****, each Committed Member shall pay Medical Imaging **** of $**** for **** Sestamibi Product.

D.	From **** through ****, each Committed Member shall pay Medical Imaging **** of $**** for **** Sestamibi Product.

E.

TechneLite® Generator Purchase Price for Committed Members effective as of **** will be as detailed in the pricing schedule attached hereto as Exhibit A1. Subject to the terms hereof, price increases on **** will be limited to no more than ****% for Committed Members.

F.	Pricing for Committed Members includes **** (****) vial sets per TechneLite® Generator. Medical Imaging will also use commercially reasonable efforts to provide a **** for Committed Members.

G.

If a Committed Member fails to satisfy the Committed Volumes for any **** during the Term of the Agreement, Medical Imaging shall have the right to move such Member to the Uncommitted Member pricing effective as of **** following the end of such ****. In calculating the **** purchases of TechneLite® Generators, Medical Imaging will take into consideration the total number of curies purchased plus the number of Technelite® Generator Unshipped Curies. The start date for Committed Member pricing and measuring Committed Volumes will be set forth in the Committed Pharmacy Agreement for each Committed Member and shall be consistent with the orders for such Committed Volumes. In no event will the Committed Member pricing be available prior to the effective date of the Committed Pharmacy Agreement for such Committed Member. Should an existing Member or new Member wish to become a Committed Member after the Effective Date, Medical Imaging will establish a Committed Volume based on **** volumes for such Member or volume estimates appropriate for the time frame in which such Member is expected to be a Committed Member for purposes of negotiating a Committed Pharmacy Agreement with such Member.

H.

If at any time the aggregate Committed Volumes of the Committed Members is less than **** of **** per **** or **** **** of **** per ****, the parties shall negotiate in good faith modifications to the Agreements.

I.	If at any time the aggregate purchases made by Committed Members in a **** are more than **** of **** or **** **** of ****, the parties shall negotiate in good faith modifications to the Agreements.

II  Uncommitted Members

A.	Current pricing for each Uncommitted Member will **** until ****.

B.	Each Uncommitted Member shall pay Medical Imaging a **** of $**** for Cardiolite® effective ****.

C.

TechneLite® Generator Purchase Price for Uncommitted Members effective **** will be as detailed in the pricing schedule attached hereto as Exhibit A2. Medical Imaging reserves the right to change such pricing for Uncommitted Members upon **** (****) days prior written notice.

III  Other Terms

A.

The terms of the existing Exhibit I of the Standard Cardiolite® Terms are being modified as set forth herein. All references to Exhibit I to the Standard Cardiolite® Terms will be understood to reference and incorporate the terms contained herein. For purposes of clarity, the Parties acknowledge and agree that all related rebate or incentive programs are no longer applicable.

B.

Each Member shall, during the Term, pay an amount to Medical Imaging equal to the then-effective price for Sestamibi Product and the then-effective Technelite® Generator Purchase Price for purchases of Technelite® Generators delivered and invoiced to it by Medical Imaging. In the event that Medical Imaging is required to make a substitution on an accepted order for Technelite® Generators and such substitution would result in the shipment of one or more Technelite® Generators with fewer curies than originally ordered by such Member, then Medical Imaging will make an appropriate adjustment to the order for such Technelite® Generators to reflect the actual number of curies shipped.

C.	Members will be required to provide Medical Imaging with the Required Monthly Vial and Unit Dose Report for **** (as described in Section 2.07(b)(i) of the Standard Cardiolite® Terms and Conditions).

D.

Any and all terms and conditions, if any, contained within the Standard Cardiolite® Terms that are inconsistent with this notice are hereby deemed to be amended and modified to be consistent with and governed by the provisions hereof.

E.

Notwithstanding any other provision herein to the contrary, Medical Imaging may increase the Technelite® Generator purchase prices to reflect any material change in costs of molybdenum. A change in such costs is considered material if the increase in the cost of molybdenum over any **** (****) day period (a “Moly Cost Increase Period”) is more than **** percent (****%). In the event of such a material increase, Medical Imaging shall be entitled to increase the Technelite® Generator purchase prices to reflect the incremental increase in such costs over **** percent (****%) starting as of when such costs are actually incurred by Medical Imaging, provided that Medical Imaging provides UPPI **** (****) days written notice and reasonable documentation supporting such change in costs. Medical Imaging shall not implement the type of price increase detailed in this paragraph more than **** per calendar year.

F.

Each Member hereby represents and warrants that it will properly store, use and dispose of all materials provided by Medical Imaging in accordance with any instructions set forth on the applicable product labels, the rules and regulations promulgated by the U.S. Nuclear Regulatory Commission and all other applicable local, state and federal government regulations.

G.	Notwithstanding anything in Agreements to the contrary, the Agreement may be freely assigned by Medical Imaging.

H.

In accordance with Section 5.04 of the Standard Cardiolite® Terms, each Member shall report all AEs, Product Quality Complaints and Special Situations to Medical Imaging within 24 hours of the date that Member first becomes aware of an AE, Product Quality Complaint or Special Situation associated with a Sestamibi Product, TechneLite® Generator or any other product of Medical Imaging that is reported to Member or of which Member or any of its agents, including local radiopharmacists, are otherwise made aware. In addition, Member shall provide Medical Imaging with immediate (or as soon as practicable) notification of any fatal or life-threatening Serious AE.

The report for AEs and Special Situations should contain as much information as is available concerning such event to permit Medical Imaging to file a MedWatch Form 3500A report that satisfies regulatory guidelines for content and timeliness. The reports for Product Quality Complaints shall include the following information: name and contact information of reporter; product/material name or description; lot number; number of defective units; number of complaint samples available for return; indication of whether a patient was dosed; and description of the complaint condition.

Member shall insure prompt follow-up as necessary to provide Medical Imaging with reasonably complete information known or otherwise available to Member with respect to any Serious AE, AEs, Product Quality Complaints or Special Situations. If follow-up information is received after reporting a Serious AE, AE, Product Quality Complaint or Special Situation, Member also must report such information.

All reports and any related communications made hereunder shall be made as follows (or to such other address, contact person, telephone number, facsimile number or e mail address as may be specified by Medical Imaging):

United States Phone: 1-800-343-7851 • Press Option 2 for Adverse Events or Special Situations • Press Option 3 for Product Quality Complaints Fax: 1-866-880-9343	Outside US/Canada Phone: 978-667-9531 • Press Option 2 for Adverse Events or Special Situations • Press Option 3 for Product Quality Complaints Fax: 734-929-6688

E-Mail: lantheussafety@i3drugsafety.com

i3 Drug Safety is the pharmacovigilance partner of Lantheus Medical Imaging.

“AE” means any untoward medical occurrence in a patient or clinical investigation subject, which results in any unfavorable and unintended sign, symptom, or disease temporally associated with the use of a medicinal product, whether or not considered, related to the medicinal product.  All noxious and unintended responses to a medicinal product related to any dose should be considered adverse drug reactions.  Responses to a medicinal product means that a causal relationship between the product and AE is at least a reasonable possibility (i.e., the relationship cannot be ruled out or cannot be determined).  The failure of a Sestamibi Product to localize as expected shall not be deemed an adverse experience, whereas a significant failure of expected pharmacologic action would be considered an adverse event.

“Product Quality Complaint” means an oral or written report, originating from an external or internal source, stating that a product marketed by Medical Imaging is not meeting the customer’s expectations in relation to identity, quality, effectiveness or performance of the product.

“Serious AE” means any untoward medical occurrence that at any dose:  results in death; is life-threatening (defined as an event in which the subject or patient was at risk of death at the time of the event; it does not refer to an event which hypothetically might have caused death if it were more severe); requires inpatient hospitalization or causes prolongation of existing hospitalizations; results in persistent or significant disability/incapacity; results in a congenital anomaly/birth defect; is an important medical event (defined as a medical event(s) that may not be immediately life-threatening or result in death or hospitalization, but based upon appropriate medical and scientific judgment, may jeopardize the patient/subject or may require intervention, e.g., medical surgical, to prevent one of the other serious outcomes listed in the definition above).  Examples of such events include, but are not limited to, intensive treatment in an emergency room or at home for allergic bronchospasm; blood dyscrasias or convulsions that do not result in hospitalization.  For reporting purposes, Medical Imaging also considers the occurrences of cancer, pregnancy, or overdose(accidental or intentional and regardless of adverse outcome) as events that must be expeditiously reported as important medical events.

“Special Situation” means any outcomes of pregnancies of patients exposed to product, AE during breastfeeding, data on use of product in children, lack of efficacy (effect), transmission of an infectious disease with product, overdose, misuse, or abuse, medication errors or AE in compassionate use/named patient use. For reporting purposes, Medical Imaging considers Special Situations to be AEs that must be reported within 24 hours.

I.

Except as set forth above, notwithstanding anything in the Individual Pharmacy Agreements to the contrary, upon any amendment, modification or supplement to the Standard Cardiolite® Terms, Medical Imaging shall be required at any time to provide written notice thereof solely to UPPI at the following address:

United Pharmacy Partners, Inc.

5400 Laurel Springs Parkway, Suite 405

Suwanee, GA 30024

Attn: Perry Polsinelli, President & CEO

All notices to be provided to Medical Imaging hereunder shall be delivered to:

Lantheus Medical Imaging, Inc.

331 Treble Cove Road,

North Billerica, Massachusetts

Attn: Robert A. Spurr, Vice President, Sales & Marketing

Schedule A

Defined Terms

A.      Capitalized terms not otherwise defined herein shall have the meanings specified in the Standard Cardiolite® Terms.

B.       “Agreements” means collectively the Agreement, Committed Pharmacy Agreements, the Individual Pharmacy Agreements, and the Standard Cardiolite® Terms, as in effect from time to time.

C.       “Committed Member” means a Member or Member Radiopharmacy Family which commits to purchase Committed Volumes pursuant to a Committed Pharmacy Agreement, as described in Exhibit 1.

D.       “Committed Pharmacy Agreements” means the agreements for Committed Volumes, as in effect from time to time, between Medical Imaging and a Member or Member Radiopharmacy Family.

E.       “Committed Volumes” means the **** minimum volumes of **** mutually agreed to, and set forth in, a Committed Pharmacy Agreement between Medical Imaging and a Member or Member Radiopharmacy Family. Such **** minimum volumes shall be established for each Member or Member Radiopharmacy Family based on **** volumes for such Member or Member Radiopharmacy Family or volume estimates appropriate for the time frame in which such Member or Member Radiopharmacy Family is expected to be a Committed Member.

F.       “Good Standing” means the status of having obtained and retained all federal, state and local licenses and other requirements necessary for the lawful conduct of business as a commercial radiopharmacy.

G.       “Individual Pharmacy Agreements” means the Cardiolite® License and Supply Agreements between Medical Imaging and a Member or Member Radiopharmacy Family.

H.       “Member” means a Member of UPPI in Good Standing.

I.        “Member Radiopharmacy Family” means **** (****) or more commercially established radiopharmacies in Good Standing and which are directly or indirectly Controlled by or under common Control with the same Member.

J.        “Quarter” means a calendar quarter.

K.       “Technelite® Generator Purchase Price” means the purchase price for Technelite® Generators set forth in Exhibit 1, attached hereto, as such price may be modified from time to time.

L.       “Technelite® Generators” means technetium Tc99m generators sold under the trademark Technelite®.

M.      “Technelite® Generator Unshipped Curies” means the number of curies that are not shipped if a Technelite® Generator order, accepted by Medical Imaging, is not filled as ordered resulting in no shipment or a shipment of fewer curies than originally specified on the order.

N.       “**** Sestamibi Product” means ****.

O.       “Uncommitted Member” means a Member or Member Radiopharmacy Family which does not commit to purchase minimum volumes of **** or fails to purchase such volumes on a **** basis, as described in Exhibit 1.

Exhibit A1

TechneLite® Generator Pricing for Committed Members as of ****

****

TechneLite® Generators manufactured on Sunday are denoted with a “-U” above.

Exhibit A2

TechneLite® Generator Pricing for Uncommitted Members as of ****

****

TechneLite® Generators manufactured on Sunday are denoted with a “-U” above.